CONVERTIBLE PREFERRED STOCK	6 Months Ended
Jun. 30, 2014
CONVERTIBLE PREFERRED STOCK

NOTE 9. CONVERTIBLE PREFERRED STOCK

On June 7, 2005, the Company issued 5,391,441 shares of Series G convertible preferred stock (Series G) at $11.00 per share for an aggregate cash purchase price of $59.3 million. The Company recorded the issuance of Series G at $59.1 million, net of issuance costs of $0.2 million. On June 1, 2009, the Company issued 4,124,986 shares of Series H convertible preferred stock (Series H) at $16.69 per share for an aggregate cash purchase price of $68.8 million. The Company recorded the issuance of Series H at $63.8 million, net of issuance costs of $5.0 million. Upon the issuance of Series H, certain terms related to Series G were amended.

Upon the occurrence of a liquidation or sale of the Company, the distribution of the Company’s assets would have been first paid to the holders of the Series H, then to the holders of Series G, before any distribution was made to the holders of shares of common stock. Distribution to the holders of Series H would have been in an amount equal to the greater of $16.69 per share, plus accrued and unpaid dividends, or the aggregate amount payable with respect to the number of shares of common stock into which the shares of Series H would have been convertible. Distribution to the holders of Series G would have been in an amount equal to the greater of $11.00 per share, plus accrued and unpaid dividends, or the aggregate amount payable with respect to the number of shares of common stock into which the shares of Series G would have been convertible. If however, the liquidation payment would have resulted in the holders of Series G receiving greater than 80% of the remaining assets available for distribution, then the payment would have been reduced to 80% of the remaining assets available for distribution.

At any time, the holders of a majority of the outstanding shares of Series H and Series G could have required all shares of Series H and Series G to be converted into common stock. As a result of the stock splits described in Note 10 and Note 15 below, each share of Series H and Series G would have been convertible into four shares of common stock. Each Series H and Series G share would have been convertible into a number of shares of common stock equal to the Series H Liquidation Payment and Series G Liquidation Payment divided by the then-effective conversion price ($4.18 and $2.75, respectively), subject to antidilution adjustments and adjustments for subsequent stock splits, stock dividends, combinations or other recapitalizations. The holders of Series H and Series G had voting rights similar to those of common stockholders, with each share entitling the holder to cast the number of votes they would have if they were to convert their preferred shares into common shares. The holders of Series G combined with the holders of Series H had the right to elect four members to the Company’s Board of Directors.

The holders of Series H and Series G would have had a redemption option if they had owned less than a majority of the voting stock of the Company on June 1, 2014. The redemption option for Series H and Series G was equal to $16.69 and $11.00 per share, respectively, plus accrued and unpaid dividends. Redemption would not have been allowed if it were to cause the Company to have a negative working capital balance. As of December 31, 2013, redemption value accretion was not recognized as the probability of redemption was deemed remote.

Series H and Series G stockholders were entitled to receive dividends if dividends are declared and paid on common stock, in which case Series H and Series G stockholders were entitled to share in dividends on a pro rata basis as if their shares had been converted into shares of common stock.

In March 2014, upon completion of the Company’s IPO, all of the outstanding shares of Series H and Series G were converted into 38,065,708 shares of common stock.